DURAVYU™ in NPDR PAVIA Phase 2 Clinical Trial Topline Results May 6, 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain. Exhibit 99.2

Legal Disclaimers ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about the sufficiency of our existing cash resources through topline data for Phase 3 clinical trials for DURAVYU™ in wet AMD; our expectations regarding the timing and clinical development of our product candidates, including DURAVYU and EYP-2301; the potential for DURAVYU as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to access needed capital; termination or breach of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of guidelines, recommendations and studies; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Pipeline represents potential multi billion-dollar opportunities using our bioerodible Durasert E™ IVT delivery technology DURAVYU™ (vorolanib intravitreal insert) – vorolanib, a selective and patented TKI in Durasert E™ Positive topline Phase 2 data in wet AMD First Phase 3 trial in wet AMD planned to initiate in 2H 2024 Topline Phase 2 data in NPDR; 12-month data expected in 3Q 2024 Topline Phase 2 data in DME anticipated in Q1 2025 EYP-2301 – razuprotafib, a patented TIE-2 agonist for serious retinal diseases in Durasert E™ Durasert® - proven, safe IVT drug delivery technology Bioerodible Durasert E™ and non-erodible formulations Safely administered to thousands of patient eyes across four FDA approved products with non-erodible formulations Strong Balance Sheet $331M of cash and investments on December 31, 2023 Cash runway through Phase 3 wet AMD pivotal trials topline data in 2026 Committed to developing therapeutics to improve the lives of patients with serious retinal diseases DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain. IVT, intravitreal injection

Potential Multi Billion-Dollar Product Opportunities Leveraging Innovative Drug Delivery Technology, Bioerodible Durasert E™

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Next Milestone
DURAVYU (EYP-1901) – vorolanib in Durasert E™ (tyrosine kinase inhibitor)	Wet AMD	*single-dose, 6-month maintenance therapy*					First pivotal Phase 3 2H 2024
	NPDR	*single-dose, 9-month treatment*					12-month data 3Q 2024
	DME	*single-dose, 6-month treatment*					Topline data in Q1 2025
EYP-2301 – razuprotafib in Durasert E™ (TIE-2 agonist)	serious retinal diseases						Pre-clin tox and PK data
Complement inhibition	GA						Potential product candidate in 2024

non-clinical *trial underway*

Wet AMD, wet age-related macular degeneration; EOP2, End of Phase 2; FPI, first patient in; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; GA, geographic atrophy

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EyePoint Pharmaceuticals

Vorolanib Brings a Potential New MOA to the Treatment of VEGF-Mediated Retinal Diseases by Inhibiting all Isoforms of VEGF and PDGF

- Potent and selective **pan–VEGF** receptor inhibition
- Composition of matter patent into 2037
- Demonstrated **neuroprotection** in a validated retinal detachment animal model
- Inhibits PDGF which may lead to **antifibrotic** benefit
- Reduced off-target binding - does not inhibit TIE-2 at clinically relevant doses


ANG2
PLGF
VEGFB
VEGFA
VEGFC
VEGFD
ANG1
PDGF
TIE2
VEGFR1
VEGFR2
VEGFR3
PDGFR
Vorolanib
Blood vessel stability
ANGIOGENESIS, permeability, leakage, growth, migration, and proliferation
Proliferation, motility
Endothelial cell
Pericyte

SoC, standard of care; ANG, angiopoietin; PDGF(R), platelet-derived growth factor (receptor); PLGF, placental growth factor; TIE-2, tyrosine-protein kinase receptor TIE-2; VEGF(R), vascular endothelial growth factor (receptor).

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

DURAVYU: VEGF Receptor Binding Vorolanib In Bioerodible DurasertE™

Insert is ~1/5000 of vitreous volume



- **Positive efficacy** data in wet AMD from Phase 1 DAVIO and Phase 2 DAVIO 2 clinical trials
- **Favorable safety profile with no ocular or systemic DURAVYU-related SAEs** reported in ongoing Phase 2 clinical trials
- **Immediately** bioavailable featuring an initial burst of drug followed by zero order kinetics release for ~9 months
- Vorolanib fully eluted prior to complete bioerosion of the matrix to **control release** and allow **redosing** regimen
- Delivered in the physician office via **routine intravitreal injection**
- Shipped and stored at **ambient temperature**

VEGF – vascular endothelial growth factor: AMD – age related macular degeneration;

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EyePoint Pharmaceuticals

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 PAVIA Clinical Trial Topline Results A Randomized, Multicenter trial VERSUS Sham Control

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. The PAVIA Clinical Trial in NPDR A clinical trial evaluating two doses of DURAVYU against a sham control as a 9-month therapy Design: Multi-center, randomized, double-masked, single injection of DURAVYU compared to sham control in patients with moderately-severe to severe NPDR without active CI-DME Primary outcome: Percentage of patients with a ≥2 step DRSS improvement score at week 36 (9 months) as evaluated by an independent reading center Key secondary endpoints: Reduction in vision-threatening complications CI-DME occurrence Safety NPDR, non-proliferative diabetic retinopathy; CI-DME, central-involved diabetic macular edema; DRSS, diabetic retinopathy severity scale; DME, diabetic macular edema

Phase 2 PAVIA is a Randomized, Double-Masked, Single Injection of DURAVYU Compared to Sham Control



-D21 to -D5
D1
W4
W12
W24
W36
W48
DURAVYU
2mg low dose
n=26
DURAVYU
3mg high dose
n=25
Control Sham
n=26
RANDOMIZATION
DURAVYU
1□ENDPOINT UNMASK DATA
DURAVYU DOSING
VISIT SCHEDULED
SHAM INJECTION

9 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PAVIA Baseline Characteristics Balanced Across Arms ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Control Sham (n=26) DURAVYU 2mg (n=26) DURAVYU 3mg (n=25) Mean age, years (range) 56.9 (29-83) 56.8 (24-73) 60.2 (34-81) Female, % 50.0 46.2 36.0 DRSS score, % Moderately-severe NPDR (score of 47) Severe NPDR (score of 53) 53.8 46.2 65.4 34.6 56.0 44.0 Mean BCVA, ETDRS letters (range) 81.3 (69-90) 83.2 (68-90) 81.8 (67-95) Mean CST, μm (range) 273.9 (199-329) 265.8 (193-319) 282.7 (201-325) Median duration of diabetes (DM), years (range) 14.5 (0.3-29.1) 13.8 (0.3-46.3) 15.9 (0.3-42.3) PRELIMINARY DATA – PENDING FINAL ANALYSIS DRSS, diabetic retinopathy severity scale; NPDR, non-proliferative diabetic retinopathy; BCVA, best corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; CST, central subfield thickness; DM, diabetes mellitus

Phase 2 PAVIA Trial Primary Endpoint: Percentage of Patients with a ≥2 step DRSS Improvement ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRELIMINARY DATA – PENDING FINAL ANALYSIS Percentage of Patients with a ≥2-step DRSS Improvement from Baseline to Nine Months Patients (%) (n=20) (n=20) (n=21)

Eyes Treated with DURAVYU had Reduced Rates of Disease Progression at Nine Months ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRELIMINARY DATA – PENDING FINAL ANALYSIS Percentage of Patients with ≥2-step Worsening Disease from Baseline to Nine Months Patients (%) (n=20) (n=20) (n=21)

~80% of Eyes Treated with DURAVYU Had Stable or Improved Severity of Disease at Nine Months



PERCENTAGE OF PATIENTS WITH STABLE OR IMPROVED DISEASE FROM BASELINE TO NINE MONTHS
Patients (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
70%
80%
86%
Sham Control (n=20)
DURAVYU 2 mg (n=20)
DURAVYU 3 mg (n=21)

13 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PRELIMINARY DATA – PENDING FINAL ANALYSIS

EYEPOINT PHARMACEUTICALS

DURAVYU Reduced Rates of NPDR Progression at Nine Months



PERCENTAGES OF PATIENTS WITH ≥1-STEP IMPROVEMENT OR WORSENING IN DRSS FROM BASELINE
Patients (%)
50%
40%
30%
20%
10%
0%
Control sham
DURAVYU 2 mg
DURAVYU 3 mg
30%
20%
14%
10%
15%
14%
sham
2 mg
3 mg
(n=20)
(n=20)
(n=21)
(n=20)
(n=20)
(n=21)
≥1-step Worsening
≥1-step Improvement

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PRELIMINARY DATA – PENDING FINAL ANALYSIS
DRSS, diabetic retinopathy severity scale

DURAVYU Demonstrated a Favorable Safety Profile in the Phase 2 PAVIA Trial ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Data as of April 25, 2024 SAE, serious adverse event PRELIMINARY DATA – PENDING FINAL ANALYSIS No reported drug-related ocular SAEs Two ocular SAEs reported in a study eye, deemed not drug-related by investigators: Conversion of NPDR to PDR in the sham control arm Hemorrhagic posterior vitreous detachment (PVD) eight-weeks after dosing in the DURAVYU 2mg arm No reported drug-related systemic SAEs No cases of: Insert migration into the anterior chamber Endophthalmitis Retinal vasculitis (occlusive or non-occlusive) Low patient discontinuation rate up to week 36, none related to treatment with DURAVYU

Phase 2 PAVIA Clinical Trial Demonstrated a Biologic Effect with a Favorable Safety and Tolerability Profile

Efficacy

- DURAVYU demonstrated stable or improved disease severity with reduced rates of NPDR progression at nine months
  - 86% of patients in the 3mg arm and 80% of patients in the 2mg arm demonstrated stable or improved disease at nine months vs. 70% in the control arm
  - 0% of patients in the 3mg arm and 5% of patients in the 2mg arm worsened ≥2-steps at nine months vs. 10% in the control arm
- Similar proportions of participants treated with DURAVYU and sham injection achieved ≥2-step improvement in DRSS score at nine months

Safety

- Continued favorable safety and tolerability profile with no drug-related ocular or systemic SAEs
- Overall, rates of ocular TEAEs were comparable between DURAVYU and control arm
- No cases of endophthalmitis or retinal vasculitis (occlusive or non-occlusive) were observed
- Two ocular SAEs reported in a study eye, deemed not drug-related by investigators
- Low patient discontinuation rate up to week 36, none related to treatment with DURAVYU

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• ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PRELIMINARY DATA – PENDING FINAL ANALYSIS
SAE, serious adverse event; TEAEs, treatment emergent adverse event

EYEPOINT PHARMACEUTICALS

DURAVYU™ in NPDR PAVIA Phase 2 Clinical Trial Topline Results May 6, 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain.